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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT




PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported):   February 3, 1999
                                                 -------------------------------
Commission File Number   000-23353
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                             Denali Incorporated
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(Exact Name of Registrant in its Charter)


                Delaware                                76-0454641
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         (State or Other Jurisdiction of             (I.R.S. Employer
         Incorporation or Organization)              Identification No.)


1360 Post Oak Blvd., Suite 2250, Houston, Texas                 77056
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    (Address of Principal Executive Officers)                 (Zip Code)


                                713-627-0933
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(Registrant's Telephone Number, Including Area Code)
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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

      On February 3, 1999, pursuant to the terms of the Stock Purchase Agreement ("the Agreement") by and between Steve Jones and Belco Manufacturing Company, Inc. ("Belco") and Containment Solutions, Inc. ("CSI"), a wholly-owned subsidiary of Denali Incorporated, CSI purchased 100% of the outstanding stock of Belco Manufacturing Company, Inc. for approximately $4.7 million in cash (net of cash and cash equivalents acquired), a $1.5 million seller note and $.5 million in Denali Incorporated stock (44,417 shares) for a total of approximately $6.7 million. In addition, CSI acquired certain assets and assumed certain liabilities of S. Jones Limited Partnership, an affiliate of Belco for approximately $.4 million in cash (net of cash acquired). The purchase price for these transactions was determined by arms length negotiations between Steve Jones and CSI. The funds used to pay the cash portion of the purchase price in this acquisition were borrowed by Denali Incorporated under its $35 million acquisition line of credit with Canadian Imperial Bank of Commerce, ING (U.S.) Capital LLC, CIBC Inc., Key Corporate Capital Inc. and Bank of Oklahoma, N.A. Belco is a manufacturer of engineered fiberglass-reinforced plastic tanks, vessels, and piping systems, and their products are primarily sold into the water/wastewater, oil and gas, food processing and semi-conductor industries where corrosion-resistant products are needed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 As of the date of filing this Current Report on Form 8-K, the financial statements required by this Item 7(a) are not available. In accordance with Item 7(a)(4) of the Form 8-K, such financial statements will be filed no later than April 19, 1999.

         (b)     Pro Forma Financial Information

                 As of the date of filing this Current Report on Form 8-K, the pro forma financial information required by this Item 7(b) is not available. In accordance with Item 7(b)(2) of Form 8-K, such financial statements will be filed no later than April 19, 1999.

         (c)     Exhibits

                 10.41 Stock Purchase Agreement dated February 3, 1999 by and between Steve Jones, Belco Manufacturing Company, Inc. and Containment Solutions, Inc.

                 10.42 Asset Purchase Agreement dated February 3, 1999 by and between Tiger Trucking LLC, S. Jones Limited Partnership and Containment Solutions, Inc.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DENALI INCORPORATED
                                        -------------------
                                           (Registrant)




Date:            February 18, 1999      /s/ R. KEVIN ANDREWS
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                                        R. Kevin Andrews
                                        Chief Financial Officer
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)



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                               INDEX TO EXHIBITS


Exhibit
Number           Description of Exhibit
------           ----------------------

10.41 Stock Purchase Agreement dated February 3, 1999 by and between Steve Jones, Belco Manufacturing Company, Inc. and Containment Solutions, Inc.

10.42 Asset Purchase Agreement dated February 3, 1999 by and between Tiger Trucking LLC, S. Jones Limited Partnership and Containment Solutions, Inc.














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